                                                                    EXHIBIT 99.2

CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------         ----------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                      MARCH 7, 2002
---------------------------------------         ----------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------         ----------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                      MARCH 7, 2002
---------------------------------------         ----------------------------
Printed Name of Preparer                                    Date

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED          MONTH
ASSETS                                                               AMOUNT            JAN-02             MONTH           MONTH
------                                                            ------------      ------------       ------------    ------------
1.  Unrestricted Cash (FOOTNOTE)                                     6,557,974         3,006,125
2.  Restricted Cash
3.  Total Cash                                                       6,557,974         3,006,125
4.  Accounts Receivable (Net) (FOOTNOTE)                                                 300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                      3,450,681           391,128
8.  Other (Attach List)                                                263,606                 0
9.  Total Current Assets                                            10,272,261         3,697,253
10. Property, Plant & Equipment                                      3,285,885                 0
11. Less: Accumulated Depreciation/Depletion                        (1,753,163)                0
12. Net Property, Plant & Equipment                                  1,532,722                 0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                    36,082                 0
15. Other (Attach List) (FOOTNOTE)                                 153,399,371        39,971,438
16. Total Assets                                                   165,240,436        43,668,691

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                          5,221
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                     1,752,084
23. Total Post Petition Liabilities                                                    1,757,305

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                         75,885,064        13,509,318
25. Priority Debt (FOOTNOTE)                                           200,832                 0
26. Unsecured Debt                                                   1,779,701         1,377,554
27. Other (Attach List)                                            242,243,558       169,586,497
28. Total Pre Petition Liabilities                                 320,109,155       184,473,369
29. Total Liabilities                                              320,109,155       186,230,674

EQUITY

30. Pre Petition Owners' Equity                                                      (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                          (5,930,064)
32. Direct Charges To Equity (Attach Explanation Footnote)                             18,236,800
33. Total Equity                                                                     (142,561,983)
34. Total Liabilities and Equity                                                       43,668,691

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                  SCHEDULED          MONTH
ASSETS                                              AMOUNT           JAN-02           MONTH            MONTH
------                                           ------------     ------------     ------------     ------------
A. Security Deposit                                     8,794                0
B. Cash Surrender Value: Life Ins.                    254,812                0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                           263,606                0

A. Organizational Costs                                36,082                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                 36,082                0

A. Intercompany Receivables                       113,743,558                0
B. Intercompany Royalties                          39,655,813       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                      153,399,371       39,971,438

POST PETITION LIABILITIES

A. Accrued Liabilities Other                                           409,909
B. Deferred Compensation                                               960,371
C. Accrued Health Claims                                               381,804
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                1,752,084

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)               113,743,558       41,086,497
B. 10 3/8% Senior Sub. Notes                      105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes                     23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                             242,243,558      169,586,497

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40788-BJH-11

INCOME STATEMENT

                                                    MONTH                                               QUARTER
REVENUES                                            JAN-02            MONTH             MONTH            TOTAL
--------                                         ------------      ------------      ------------     ------------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                             0                                                    0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                                0                                                    0
8.  Gross Profit                                            0                                                    0

OPERATING EXPENSES

9.  Officer / Insider Compensation                     17,178                                               17,178
10. Selling & Marketing                                                                                          0
11. General & Administrative                            4,579                                                4,579
12. Rent & Lease                                        5,079                                                5,079
13. Other (Attach List)                                34,065                                               34,065
14. Total Operating Expenses                           60,901                                               60,901
15. Income Before Non-Operating
    Income & Expense                                  (60,901)                                             (60,901)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                     4,736                 0                 0            4,736
17. Non-Operating Expense (Att List)                        0                 0                 0                0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                                                                          0
22. Net Other Income & Expenses                         4,736                 0                 0            4,736

REORGANIZATION EXPENSES

23. Professional Fees                                  92,450                                               92,450
24. U.S. Trustee Fees                                  11,500                                               11,500
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                     103,950                 0                 0          103,950
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                (160,115)                0                 0         (160,115)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                                    MONTH                                               QUARTER
OPERATING EXPENSES                                  JAN-02            MONTH             MONTH            TOTAL
------------------                               ------------      ------------      ------------     ------------
A. Utilities & Telephone                                192                                                   192
B. Taxes                                             33,873                                                33,873
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL OTHER OPERATING
EXPENSES - LINE 13                                   34,065                                                34,065

OTHER INCOME & EXPENSES

A. Interest and Misc. Income                          4,736                                                 4,736
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL NON-OPERATING
INCOME - LINE 16                                      4,736                                                 4,736

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL NON-OPERATING
EXPENSE - LINE 17                                         0                                                     0

REORGANIZATION EXPENSES

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                        0                                                     0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40788-BJH-11

CASH RECEIPTS AND                                 MONTH           MONTH            MONTH            QUARTER
DISBURSEMENTS                                     JAN-02          NOV-01           JAN-00            TOTAL
-------------                                     ------          ------           ------           -------
1.  Cash - Beginning Of Month                               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.          SUPPLEMENT TO ACCRUAL BASIS -3
                                                JANUARY, 2002
CASE NUMBER:    401-40788-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                            DIST LP        MFG          MGMT        HOLDING      COMP      KEVCO INC      TOTAL
                                           ----------   ----------    ----------    --------  ----------   ----------   ----------

1.  CASH-BEGINNING OF MONTH                        --      151,232     3,175,268          --          --        1,000    3,327,500

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --           --                                                              --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --           --                                                              --
4.  POST PETITION                                               --                                                              --

5.  TOTAL OPERATING RECEIPTS                       --           --            --          --          --           --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                            --                                                              --
7.  SALE OF ASSETS                                          29,212                                                          29,212
8.  OTHER                                       4,448       35,062         4,736          --          --           --       44,246
    INTERCOMPANY TRANSFERS                      6,003      (34,871)       28,868          --                                    --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND
            RENT
            PAYROLL TAX ADVANCE RETURNED
            MISC                                4,448                                                 --
            INTEREST INCOME                                                4,736

9.  TOTAL NON OPERATING RECEIPTS               10,451       29,403        33,604          --          --           --       73,458

10. TOTAL RECEIPTS                             10,451       29,403        33,604          --          --           --       73,458

11. CASH AVAILABLE                             10,451      180,635     3,208,872          --          --        1,000    3,400,958

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           17,178                                            17,178
13. PAYROLL TAXES PAID                                          --        33,873                                            33,873
14. SALES, USE & OTHER TAXES PAID                               --                                                              --
15. SECURED/RENTAL/LEASES                                       --         5,078                                             5,078
16. UTILITIES                                                   --           192                                               192
17. INSURANCE                                                   --        37,859                                            37,859
18. INVENTORY PURCHASES                                         --                                                              --
19. VEHICLE EXPENSE                                             --                                                              --
20. TRAVEL                                                      --                                                              --
21. ENTERTAINMENT                                               --                                                              --
22. REPAIRS & MAINTENANCE                       3,260           --                                                           3,260
23. SUPPLIES                                                    --                                                              --
24. ADVERTISING                                                                                                                 --
25. OTHER                                       7,191       29,220         4,617          --          --           --       41,028
          LOAN PAYMENTS                                     29,212            --                                            29,212
            FREIGHT                                             --                                                              --
            CONTRACT LABOR                                      --                                                              --
            401 K PAYMENTS                                      --                                                              --
            PAYROLL TAX ADVANCE ADP                                                                                             --
            WAGE GARNISHMENTS                                                                                                   --
            MISC                                7,191            8         4,617                                            11,816

26. TOTAL OPERATING DISBURSEMENTS              10,451       29,220        98,797          --          --           --      138,468

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                           --        92,450                                            92,450
28. US TRUSTEE FEES                                             --        11,500                                            11,500
29. OTHER                                                                                                                       --
30. TOTAL REORGANIZATION EXPENSE                   --           --       103,950          --          --           --      103,950

31. TOTAL DISBURSEMENTS                        10,451       29,220       202,747          --          --           --      242,418

32. NET CASH FLOW                                  --          183      (169,143)         --          --           --     (168,960)

33. CASH- END OF MONTH                             --      151,415     3,006,125          --          --        1,000    3,158,540

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11

                                                 SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT             JAN-02             MONTH             MONTH
-------------------------                        ---------            ------             -----             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                         0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (FOOTNOTE)              0                  0

AGING OF POST PETITION                                     MONTH:     January-02
TAXES AND PAYABLES                                               ---------------

                                    0 - 30            31 - 60            61 - 90             91 +
TAXES PAYABLE                        DAYS               DAYS               DAYS              DAYS              TOTAL
-------------                       ------            -------            -------             ----              -----
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (See below)                5,221                                                                     5,221
5.  Total Taxes Payable              5,221                  0                  0                0              5,221
6.  Accounts Payable                                                                                               0

                                                           MONTH:     January-02
STATUS OF POST PETITION TAXES                                    ---------------

                                                  BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                             LIABILITY*       AND/OR ACCRUED     (AMOUNT PAID)         LIABILITY
-------                                           -------------      ---------------    -------------         ----------
1.  Withholding **                                                         5,909           (5,909)                 0
2.  FICA - Employee **                                                     1,912           (1,912)                 0
3.  FICA - Employer **                                                     1,913           (1,913)                 0
4.  Unemployment                                                             112             (112)                 0
5.  Income                                                                                                         0
6.  Other (Attach List)
7.  Total Federal Taxes                                     0              9,846           (9,846)                 0

STATE AND LOCAL

8.  Withholding                                                                                 0                  0
9.  Sales                                                   0                                                      0
10. Excise                                                                                                         0
11. Unemployment                                                                                0                  0
12. Real Property (FOOTNOTE)                            5,221                                                  5,221
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                               5,221                  0                0              5,221
16. Total Taxes                                         5,221              9,846           (9,846)             5,221

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:   January-02
                                                                ----------------

BANK RECONCILIATIONS                          Account # 1        Account # 2
--------------------                       -----------------   ----------------
A.   BANK:                                  Bank of America    Bank of America     Other Accounts
B.   ACCOUNT NUMBER:                           1295026976         3751629012        (Attach List)          TOTAL
C.   PURPOSE (TYPE):                                           DIP Disbursement
                                           Operating Account       Account
1.   Balance Per Bank Statement                      60,707            35,399           2,925,586         3,021,692
2.   Add: Total Deposits Not Credited                                                           0                 0
3.   Subtract: Outstanding Checks                                     (15,567)                  0           (15,567)
4.   Other Reconciling Items                                                                    0                 0
5.   Month End Balance Per Books                     60,707            19,832           2,925,586         3,006,125
6.   Number of Last Check Written                 N/A                N/A

INVESTMENT ACCOUNTS

                                                DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE         INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                 -----------         ----------        --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                        0                 0

CASH

12.  Currency On Hand                                                                                           0
13.  Total Cash - End of Month                                                                          3,006,125

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 5

                                                         MONTH:   January-02
                                                               -----------------

BANK RECONCILIATIONS                             Account # 3           Account # 4      Account # 5
--------------------                           ----------------        -----------      ------------
A.    BANK:                                    Bank of America/           Bank of          Bank of
                                                 Nations Funds            America          America
B.    ACCOUNT NUMBER:                               846713               3751775241       3750801912          TOTAL
                                                  Kevco, Inc.                                               OTHER BANK
C.    PURPOSE (TYPE):                           S-T Investment            Stay Pay       Payroll-Mgmt        ACCOUNTS
1.    Balance Per Bank Statement                   2,805,307              88,200           32,079           2,925,586
2.    Add: Total Deposits Not Credited                                                                              0
3.    Subtract: Outstanding Checks                                                                                  0
4.    Other Reconciling Items                                                                                       0
5.    Month End Balance Per Books                  2,805,307              88,200           32,079           2,925,586
6.    Number of Last Check Written                    N/A                N/A              N/A

INVESTMENT ACCOUNTS

                                                         DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE      INSTRUMENT   PURCHASE PRICE  CURRENT VALUE
---------------------------                           -----------      ----------   --------------  -------------
A.

B.

C.

D.

TOTAL OTHER INVESTMENT
ACCOUNTS - LINE 10                                                                            0                0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11                         MONTH:     January-02
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                  TYPE OF             AMOUNT           TOTAL PAID
          NAME                    PAYMENT              PAID             TO DATE
          ----                    -------             ------           ----------
1.    Sharon Romere             Expense Reimb.             221               1,536
2.    Joe Tomczak               Expense Reimb.                                 626
3.    John Wittig               Expense Reimb.                                 263
4.    Sharon Romere             Payroll                  5,480             126,246
5.    Joe Tomczak               Payroll                                    177,884
6.    John Wittig               Payroll                                    144,039
7.    Wil Simpson               Payroll                 11,698             204,716
      Other (see attached)                                   3             132,219
8.    Total Payments To Insiders                        17,402             787,529

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER                                                    TOTAL
                                     AUTHORIZING        AMOUNT       AMOUNT       TOTAL PAID       INCURRED
             NAME                       PAYMENT        APPROVED       PAID          TO DATE        & UNPAID*
             ----                    -----------       --------      ------       ----------       ---------
1.    Haynes and Boone                3/20/2001         1,272,064     92,450       1,272,064
2.    Lain, Faulkner & Co., P.C.      3/20/2001           327,594                    327,594          18,019
3.    Baker & McKenzie                3/20/2001           257,584                    257,584
4.    Gordion Group                   3/20/2001            17,438                     17,438
5.    (Attach List)                                        17,959          0          17,959
6.    Total Payments To Professionals                   1,892,639     92,450       1,892,639          18,019

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
1.    Bank of America                   N/A                         13,509,318
2.    Leases Payable                                                   none
3.
4.
5.    (Attach List)
6.    TOTAL                              0                0         13,509,318

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                       MONTH:   January-02
                                                                   -------------

                                    INSIDERS

           NAME                    TYPE OF PAYMENT     AMOUNT PAID         TOTAL PAID TO DATE
           ----                    ---------------     -----------         ------------------
A.    Bill Estes                   Director's Fees                                13,000
B.    Peter McKee                  Director's Fees                                12,000
C.    Richard Nevins               Director's Fees                                13,000
D.    Wingate Partners             Management Fee                                 89,390
E.    Wingate Partners             Expense Reimb.            3                     3,910
F.    Wil Simpson                  Expense Reimb.                                    919
G.
H.
TOTAL OTHER PAYMENTS
TO INSIDERS - LINE 5                                         3                   132,219

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER                                                    TOTAL
                                     AUTHORIZING        AMOUNT       AMOUNT       TOTAL PAID       INCURRED
             NAME                       PAYMENT        APPROVED       PAID          TO DATE        & UNPAID*
             ----                    -----------       --------      ------       ----------       ---------
A.    Ernst & Young                    3/20/2001         17,959                     17,959
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO
PROFESSIONALS - LINE 5                                   17,959                     17,959

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11                               MONTH: January-02
                                                                     -----------

QUESTIONNAIRE

                                                                                              YES      NO
                                                                                              ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                          X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                              YES      NO
                                                                                              ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                      X

2.   Are all premium payments paid current?                                                    X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

     TYPE OF POLICY                    CARRIER                       PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
     --------------                    -------                       --------------          --------------------------
Property                            Lexingon, Allianz                5/29/00-3/1/02           Semi-Annual      $26,485
Auto                                Liberty Mutual                   9/1/00-3/1/02            Semi-Annual       $3,333
D&O Liability                       Great American Insurance      11/1/2001-10/31/2004        Annual           $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                           ACCRUAL BASIS

                                                          MONTH:      January-02
                                                                ----------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------

  1            1                 Pursuant to the February 12, 2001 Order (1)
  3            1                 Authorizing Continued Use of Existing Forms and
                                 Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of Kevco Management
                                 Co. Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis
                                 -3.

  1            4                 In September 2001, Liberty Mutual, Debtor's
                                 Workman's Compensation carrier, drew $300,000
                                 on a letter of credit issued during 2000.
                                 Debtor believes, after a final audit of its
                                 Workman's Compensation account, that the amount
                                 drawn will be refunded in full.

  1            7                 Prepaid Expenses consist primarily of
                                 professional fee retainers.

  1           15                 Intercompany receivables/payables are from/to
  1           27A                co-debtors Kevco Manufacturing, LP (Case No.
  7            3                 401-40784-BJH-11), Kevco Distribution, LP (Case
                                 No. 401-40789-BJH-11), Kevco Holding, Inc.
                                 (Case No. 401-40785-BJH-11), DCM Delaware, Inc.
                                 (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                                 (Case No. 401-40786-BJH-11), Kevco Components,
                                 Inc. (Case No. 401-40790-BJH-11), and Kevco,
                                 Inc. (Case No. 401-40783-BJH-11). Changes in
                                 intercompany have not been reflected as
                                 post-petition assets and liabilities.

  1           22                 The Debtor records on its books accruals for
                                 certain liabilities based on historical
                                 estimates. While the known creditors were
                                 listed on the Debtor's Schedules, the estimated
                                 amounts were not. Accordingly, for purposes of
                                 this report, the accrued liabilities are
                                 reflected as post-petition "Accrued
                                 Liabilities."

  1           24                 Adjustments to equity are due to secured debt
  1           32                 reductions pursuant to the sales of Kevco
                                 Manufacturing, LP's operating divisions, the
                                 asset sale of the South Region of Kevco
                                 Distribution, as well as direct cash payments.
                                 The secured debt owed to Bank of America by
                                 Kevco, Inc. (Case No. 401-40783-BJH-11) has
                                 been guaranteed by all of its co-debtors (see
                                 Footnote 1,15); therefore, the secured debt is
                                 reflected as a liability on all of the Kevco
                                 entities. The charge to equity is simply an
                                 adjustment to the balance sheet.

  1           25                 Pursuant to Order dated February 12, 2001 and
                                 Supplemental Order dated March 14, 2001,
                                 debtors were authorized to pay pre-petition
                                 salaries and wages up to a maximum of $4,300
                                 per employee. Debtors were also (a) allowed to
                                 pay accrued vacation to terminated employees
                                 and (b) permitted to continue allowing
                                 employees to use vacation time as scheduled.

  4           12                 Property tax liabilities represent accruals of
                                 tax and are not yet due.